UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2014 (May 20, 2014)

Monarch Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-49814	04-3627031
State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

375 North Willowbrook Road, Coldwater, MI	49036
(Address of principal executive offices)	(Zip Code)

(517) 278-4566

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 20, 2014, Monarch Community Bancorp, Inc. held its annual meeting of shareholders. The results of the vote of shareholders at the meeting were as follows:

1.	The election of the following persons as directors of the Company, each for a three-year term to expire in 2017:

	Vote For	Vote Withheld	Broker Non-Vote
Harold A. Adamson	4,789,853	27,740	225,713
James W. Gordon	4,801,349	20,244	225,713
Karl F. Loomis	4,801,349	20,244	225,713

2.	The proposal to approve the executive compensation of the Company as described in the “Executive Compensation” section and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in the Proxy Statement:

Vote For	Vote Against	Abstain	Broker Non-Vote
4,543,140	26,289	252,164	225,713

3.	The proposal to select three years as the frequency of non-binding advisory votes on executive compensation:

Vote For	Vote Against	Abstain	Broker Non-Vote
3,812,240	495,535	513,818	225,713

4.	The proposal to ratify the appointment of Plante & Moran, PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2014:

Vote For	Vote Against	Abstain	Broker Non-Vote
5,030,084	17,020	202	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.

Dated: May 22, 2014	/s/ Andrew J. Van Doren
Andrew J. Van Doren
Executive Vice President and Secretary